Exhibit 99.3 Business Presentation January 2023 Private and Confidential.

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Todays Presenters



Brad Weston

Chief Executive Officer and Board Director

Brad Weston has served as Chief Executive Officer and Board Director of Party City Holdings Inc. (PCHI) since April 2020. He joined the Company in July 2019 as the President of PCHI and Chief Executive Officer of Party City Retail Group. Prior to joining PCHI, he served as President, Chief Executive Officer and Board Director at Petco, where he held several leadership positions of increasing responsibility from 2011 to 2018. Before joining Petco, Brad held several senior executive positions at Dick's Sporting Goods from 2006 to 2011, including Chief Merchandising Officer. He began his career in Merchandising with May Department Stores. Brad currently serves on the Board of Directors of Boot Barn and recently served on the Board of Directors of NRF. He holds a B.S. in Business Administration from the University of California, Berkeley.



Sean Thompson

President and Chief Commercial Officer

Sean Thompson is responsible for the Company's overall commercial go-to-market strategy. He joined the Company in November 2019 as the Executive Vice President and Chief Merchandising Officer and was promoted to Executive Vice President and Chief Commercial Officer in September 2020. Prior to joining the Company, Sean served as the Senior Vice President, Merchandizing of 7-Eleven, where he created and led the company's merchandising, pricing, and promotional strategies to drive sales, increase revenue, and improve market share. Sean's career in leadership has included work with companies like Target and The Farnsworth Group. He received his MBA from Indiana University, Kelley School of Business.



Todd Vogensen

Chief Financial Officer

Todd Vogensen oversees the Company's core Finance functions, including Investor Relations. He joined Party City Holdings Inc. as Chief Financial Officer in February 2020. Todd's vast experience in retail, consumer goods, and manufacturing has helped build the Company's financial structure. Most recently, he served as the Chief Financial Officer and Corporate Secretary for Chico's FAS, Inc., where he was responsible for the company's Finance strategy, Investor Relations, Real Estate, Merchandise Planning & Allocation, Business Development, and International Operations. Throughout his career, Todd has held several leadership roles for companies like Michaels Stores, Inc., Gap Inc., and Hewlett- Packard. He holds a B.S. in Accounting from Arizona State University.

PCHI Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Executive Leadership Team Brad Weston Chief Executive Officer Todd Vogensen Peter Smith Sean Thompson Guncha Mehta Marc Ehle Denise Kulikowsky Chief Financial Officer Chief Operations Officer President & Chief Information Officer EVP Chief People & Chief Commercial Officer Enterprise Operations Administrative Officer Daisy Dodge John Hans Angela Swanner Tony Costanzo Tracey Koller Ian Heller Chief Product Officer EVP SVP SVP SVP SVP Private and Confidential. Consumer Products Head of Merchandising Head of Stores Enterprise Transformation General Counsel 3

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Experienced & progressive management team Joined Relevant Years of Name Position Prior Experience PCHI Experience Brad Weston Chief Executive Officer 2019 35 Sean Thompson President & Chief Commercial Officer 2019 22 Todd Vogensen Chief Financial Officer 2020 31 Peter Smith Chief Operations Officer 2022 40 Guncha Mehta Chief Information Officer 2021 25 Denise Kulikowsky Chief People and Administrative Officer 2018 26 Daisy Dodge Chief Product Officer 1997 30 John Hans Executive Vice President, Consumer Products 2021 41 Marc Ehle Executive Vice President, Enterprise Operations 2017 17 Ian Heller Senior Vice President, General Counsel 2009 14 Angela Swanner Senior Vice President, Head of Merchandising 2020 29 Tony Costanzo Senior Vice President, Head of Stores 2020 28 Tracey Koller Senior Vice President, Enterprise Transformation 2020 33 Private and Confidential. 4

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Table of Contents Company Overview 01 02 Vision & Strategy 03 Financial Performance & Projections 04 Business Operations & Updates Private and Confidential. 5

01 - COMPANY OVERVIEW Private and Confidential. 6

Our Purpose… Inspire JOY and make it EASY to create unforgettable memories Private and Confidential. 7

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Uniquely positioned within the party goods market One of the world’s largest party goods manufacturers, distributors and retailers within a growing industry ~4,000 new Product Design products/yr Independents 7 Manufacturing Locations Grocery/Drug/MASS 16 countries Global Sourcing 5 Offices Specialty Discount >40K Wholesale / Distribution SKUs sold Private and Confidential. 8

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Company Overview

Vertically integrated model focused on delivering party supplies to end-use consumers via owned retail locations, online franchisees and wholesale partners

FY2021: $2.2 billion in worldwide wholesale and retail sales / $266 million in Adjusted EBITDA

WHOLESALE

amscan®

Design

- Proprietary designs and licenses
- New product innovation introduced across~5,000 SKUs each year



Manufacturing / Sourcing

- Directly manufacture metallic balloons, paper plates, cups, napkins and bowls; plastic cups, plates and bowls; piñatas and more



Distribution

- ~40,000 SKUs sold across retail locations including Party City, independent party stores, grocery/drug/mass/dollar stores
- Includes white label and customized brands



Leading supplier for other key players:

DOLLAR TREE, target, CANADIAN TIRE, Walmart

RETAIL

Party City

Stores


Party City

eCommerce


Party City
GET IT IN TIME FOR ST. PATRICK'S DAY!
St. Patrick's Day Party Supplies
LEPRECHAUN HATS, BEARDS & HEADWEAR
99¢

- Party City is the only national specialty retailer of party products
- 830 locations, including 69 franchise locations
- One-stop-shop party supply needs
- ~80% of products offered at retail are designed and manufactured and/or externally sourced

PCHI™ Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Party City supply chain overview

Business model integrates external sourcing and owned manufacturing to supply Party City retail and 3rd party retail customers


Suppliers
Anagram
InterCo Manufacturing
Amscan Asia
3rd Party
Seasonal + E/Day
~35% Margin
Seasonal + E/Day
Seasonal + E/Day
Seasonal + E/Day
Illustrative Amscan Sales:
70% to Retail
30% 3rd Party
Amscan DC's
Cross Dock & 3PL
3rd Party Customers
Canadian Tire
Franchise Stores
~80% purchases
~20-35% Margin
Retail Stores
Candy + Helium
~20% purchases
~50% Margin
Consumers

PCHI Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Party City supply chain overview (cont.)

Business model integrates external sourcing and owned manufacturing to supply Party City retail and 3rd party retail customers



Anagram
~35% Sales
~35% Margin
Seasonal + E/Day
~65% Sales
Amscan DC's
Franchise Stores
~15% Margin
3rd Party Customers
Canadian Tire
Retail Stores
~55% Margin
Consumers

PCHI Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Owned manufacturing capabilities allow for differentiation, speed to market

Benefit from operating excellence driven by end-to-end control over product life cycle and pricing

Commodities	PAPER PLATES & BOWLS	Déco	anagram	FOIL BALLOONS	Differentiated
Commodities	PAPER CUPS, STRAWS & NAPKINS	KOOKABURRA	AMPRO A Division of amscan	PIÑATAS, PARTY KITS	Differentiated
Commodities	PLASTIC TABLEWARE	am-source The Plastics People	granmark ¡UN MUNDO DE COLOR!	PRINTED PAPER DÉCOR & ACCCESSORIES	To Be Sold
			Print Appeal	PERSONALIZED PARTY PRODUCTS	To Be Sold

1) ~30% of retail products sold, in terms of cost of sales, are manufactured in-house (largely US based)

2) Print Appeal and Granmark are being considered for sale

PCHI Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES The celebration & entertaining shopper is highly valuable The average shopper spends $1,423 annually on party occasions* • Party supplies, food and alcoholic beverage spend per occasion are significant: − Food $71; Alcoholic Bev $67; Party Supplies $58 • Millennial and Hispanic families make up a significant portion of the target audience − 45-50% of targets have hosted each of the following celebrations in LY: • Holiday, informal get togethers, adult birthday and child birthday celebrations * *Mintel Party Planning and Home Entertaining Study 2020 Private and Confidential. 13

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Party City has strong brand awareness and a leading Net Promotor Score (NPS) The brand is well-known and well-liked by consumers STRONG BRAND AWARENESS LEADING NET PROMOTOR SCORE (NPS) Source: BCG/Comparably NPS Study Net Promotor Score (NPS) provides loyalty insights focusing Source: SMG/PCHI Brand Tracker Spring 2022 on willingness to recommend Private and Confidential. 14

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Nationally recognized, trusted brand with substantial store base Stores are well positioned and market opportunities for growth exist Party City (NXTGEN & Legacy) /Franchise Stores 1 16/1 1 2 4 3/1 4 12 21 11 48/10 26 2 27/1 7 12 3 6 26 42 20 27/1 13 3 89/15 2 20/2 17/1 5 8 22 21 14/2 14 3 10 1/3 10/1 Count 29/1 Type 1/2 10 NXTGEN – New/Relo 39 77/13 2 10 NXTGEN – Remodel 138 Legacy Stores 587 64/3 Note: The blue number Total Corp Stores 764 indicates corporate stores and the red number indicates Franchise Stores 64 franchise stores 5 Total Stores 828 Private and Confidential. Store count as of 11/30/2022 15

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Preliminary store performance segmentation Preliminary Store Performance Segmentation (October 2022) Oct '22 LTM Oct '22 LTM Oct '22 YTD (1) 4-Wall EBITDA Sq. Feet Gross Rent # of Stores Sales Comp (2) ($) ($) Total Store Portfolio Total 755 9,832,458 -1.2% 142,637,183 225,013,182 Per Store 13,023 188,923 298,031 PSF 1 4.51 2 2.88 Group 1 Total 175 2,289,060 1.3% 74,158,326 58,023,754 Per Store 13,080 423,762 331,564 PSF 3 2.40 2 5.35 Group 2 Total 175 2,325,572 -1.0% 41,993,894 52,458,002 Per Store 13,289 239,965 299,760 PSF 1 8.06 2 2.56 Group 3 Total 175 2,290,731 -2.5% 26,304,749 47,766,705 Per Store 13,090 150,313 272,953 PSF 1 1.48 2 0.85 Group 4 Total 154 1,951,161 -2.6% 9,468,934 35,570,573 Per Store 12,670 61,487 230,978 PSF 4 .85 1 8.23 Group 5 Total 64 836,850 -4.8% (3,528,082) 22,844,432 Per Store 13,076 (55,126) 356,944 PSF (4.22) 2 7.30 Group 6 Total 12 139,084 -4.2% (5,760,638) 8,349,716 Per Store 11,590 (480,053) 695,810 PSF (41.42) 6 0.03 1) Includes owned stores with sales during October 2022 YTD period as well as October 2021 YTD period 2) Does not include wholesale and manufacturing margin included in COGS in store P&Ls (~10% of retail sales) Private and Confidential. 3) Store count excludes dark leases 16

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES How we got here: EBITDA Bridge – 2021 vs 2018 Structural and Business Model changes resulting in new baseline for future performance Structural Headwinds $74M Business Model Changes $26M Input Costs $54M Private and Confidential. 17

02 - VISION & STRATEGY Private and Confidential. 18

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES The path to a party platform A PARTY PLATFORM • One-stop-shop • Dedicated local services & supplies MEMORY MAKERS marketplace & PLANNING EXPERTS • Technology enabled • Inspirational store • End-to-end B2B services environment FULLY INTEGRATED • Predictor of needs • In-store and online & wants VERTICAL RETAILER integrated party planning • Optimized inventory, services assortment and space PARTY SUPPLIES • Highly personalized • Efficient enterprise supply COMPANY engagement needs chain • Party product manufacturer, • Category-leading & solution- • Selling culture focused wholesaler and distributor selling wholesale partner on customer needs • Convenient retail locations • Fully omni-channel • Enhanced omni-channel • E-Commerce basics Private and Confidential. 19

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Our Strategy PCHI has the unique opportunity to redefine the celebration experience as the authority and destination for all party products and services by leveraging scale across channels and new solutions to “Own the Party” Seasonal Core Everyday • Halloween • Balloons Best in • Graduation • Birthday • New Years Eve • Milestone Celebrations Product • Wearables “Own All Channels Best in • Retail – Omnichannel • Pop-up Stores Channel the rd • 3 Party wholesale • Store-in-stores Management Party” Marketplace Best in • For consumers Branded Solutions Solution • For PC and CP consumers Innovation Business Solutions • For businesses Private and Confidential. 20

03 - FINANCIAL PERFORMANCE & PROJECTIONS Private and Confidential. 21

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Summary Financials

Revenue declines in 2023, driven by anticipated declining macro economic outlook

PCHI Consolidated ($USD in millions)	2019 Actual	2021 Actual	2022 Act. + Fcst.	2023 Forecast	2024 Forecast	2025 Forecast
Total Revenue	**$ 2,349**	**$ 2,171**	**$ 2,165**	**$ 2,072**	**$ 2,199**	**$ 2,347**
YoY % Chg		*17.3%*	*-0.3%*	*-4.3%*	*6.1%*	*6.7%*
Gross Profit	$ 848	$ 768	$ 737	$ 714	$ 803	$ 886
% Margin	*36.1%*	*35.4%*	*34.0%*	*34.4%*	*36.5%*	*37.8%*
Adj. EBITDA	**$ 269**	**$ 266**	**$ 139**	**$ 119**	**$ 197**	**$ 253**
% Margin	*11.5%*	*12.3%*	*6.4%*	*5.7%*	*9.0%*	*10.8%*
CapEx	$ 62	$ 79	$ 97	$ 58	$ 107	$ 85
Unlevered Free Cash Flow	**$ 207**	**$ 188**	**$ 42**	**$ 61**	**$ 90**	**$ 168**
Restructuring EBITDA Improvement					$ 20	$ 20
Adj. EBITDA	**$ 269**	**$ 266**	**$ 139**	**$ 119**	**$ 217**	**$ 273**
Note: Transaction Comp %			*-6.6%*	*-4.1%*	*3.7%*	*4.3%*

The lease rejection/renegotiation process is ongoing. Store closures and lease modifications may be material. The estimated net impact in included in the Restructuring EBITDA Improvement above.

The Store Count Metrics table below for FY 2023 – 2025 is based on the Annual Operating Plan and Long-Range Plan and has NOT been adjusted to reflect the impact of the lease rejection/renegotiation process.

Store Count Metrics				
Total Fleet (Beg of Year)	759	764	760	769
New	11	3	10	10
Closures	(6)	(7)	(1)	(1)
Total Fleet (End of Year)	**764**	**760**	**769**	**778**
NXTGEN Stores (Beg of Year)	95	181	202	303
New Stores	11	3	10	10
NXTGEN Remodels	64	14	76	76
Relocations	11	4	15	15
NXTGEN Stores (End of Year)	**181**	**202**	**303**	**404**
% of Total Fleet	*23.7%*	*26.6%*	*39.4%*	*51.9%*

Revenue

- Revenue declines in 2023, with retail comps at (-3.0%), driven by anticipated declining macro-economic outlook and the impact of discontinued operations (-1.8%), partially offset by higher wholesale revenue to 3rd parties
- In 2024 stores comp +3.0%, and the wholesale revenue picks up as both sales to retail and 3rd parties increase as they finish working through their inventory overage
- 2025 continues growth with a +4.0% retail comp and wholesale revenue is normalized (as overages were worked through in 2023 and 2024)

Gross Margin

- Gross Margin steadily improves by 3.8% from 2022 of 34.0% to 37.8% in 2025 driven in part by leverage, reduced freight and raw material costs, and improvements in POS.

EBITDA

- EBITDA steadily improves from 2023 of $119M to $253M in 2025 driven by increased revenues, reduced transitory costs and the benefits of operational leverage including the impact of over half of the fleet transformed to NXTGEN stores

Store Count & NXTGEN Stores

- 14 Net new Stores are added to the Fleet through 2025 (-4 in FY'23, +9 in FY'24, and +9 in FY'25)
- 101 NXTGEN stores are added in each of 2024 and 2025, with 52% of the fleet being NXTGEN in 2025, which drives higher revenue, margin and EBITDA
    - Note – all new stores and relocations will be NXTGEN stores

PCHI Private and Confidential.

Consolidated financials, including Anagram

22

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Capital expenditures

Capex increase in '24 & '25 to support NXTGEN stores rollout

Capex Project Type $'s in millions	2019 Actuals	2021 Actuals	2022 Forecast	2023 Forecast	2024 Forecast	2025 Forecast
Total Gross CapEx	$61.7	$79.2	$96.7	$58.1	$106.5	$84.5
Tenant Improvement Allowance	-$5.0	-$9.8	-$30.5	-$4.2	-$21.4	-$21.4
Total Net CapEx	$56.7	$69.4	$66.2	$53.9	$85.1	$63.1
Total Revenue	$2,348.8	$2,162.5	$2,157.1	$2,065.7	$2,192.7	$2,340.7
Gross CapEx as % of Revenue	*2.6%*	*3.7%*	*4.5%*	*2.8%*	*4.9%*	*3.6%*
Gross CapEx Breakdown						
NXTGEN CapEx				*$ 11.4*	*$ 44.2*	*$ 44.2*
Other Growth CapEx				*$ 4.9*	*$ 7.7*	*$ 6.5*
Maintenance CapEx				*$ 41.7*	*$ 54.6*	*$ 33.8*
				$ 58.1	***$ 106.5***	***$ 84.5***

Note: Gross Capex for New / Relo and Remodel /Expansions are offset by TI allowance by approximately 50%

- 2023 Capex represents maintenance-level spend plus 21 NXTGEN stores (3 new and 18 remodels/relo's)
  - 2023 also includes $15M of pent-up maintenance Capex
- 2024 includes gross capex of $44M for 101 NXTGEN stores (comprised of 10 new stores, 91 relocations and remodels)
  - $25M of IT spend includes $17M for a new POS system in all stores
- 2025 includes gross capex of $44M to support an additional 101 NXTGEN Stores, and primarily maintenance capex for retail, wholesale and corporate

PCHI Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Adjusted EBITDA stabilizes and returns to double-digit levels by 2025

Party City Holdco Inc. Business Plan ($USD in 000s)	2019 Actual	2021 Actual	2022 Act. + Fcst.	2023 Forecast	2024 Forecast	2025 Forecast
Consolidated P&L						
Net Sales	$ 2,339,510	$ 2,162,527	$ 2,157,087	$ 2,065,718	$ 2,192,707	$ 2,340,726
Royalties and franchise fees	9,279	8,532	7,429	6,686	6,686	6,686
Total Revenues	**2,348,789**	**2,171,059**	**2,164,515**	**2,072,404**	**2,199,393**	**2,347,412**
YoY Sales Growth %		*17.3%*	*-0.3%*	*-4.3%*	*6.1%*	*6.7%*
Cost of goods sold and Distribution	1,162,239	1,102,302	1,108,005	1,030,671	1,068,369	1,114,829
Occupancy	338,391	300,741	319,689	327,822	328,475	346,220
Total Cost of Sales	**1,500,631**	**1,403,042**	**1,427,694**	**1,358,493**	**1,396,844**	**1,461,049**
Gross Margin	**848,158**	**768,017**	**736,822**	**713,911**	**802,549**	**886,363**
Gross Margin %	*36.1%*	*35.4%*	*34.0%*	*34.4%*	*36.5%*	*37.8%*
Gross Margin % Excl. Retail Occupancy	*50.5%*	*49.2%*	*48.8%*	*50.3%*	*51.4%*	*52.5%*
Operating Expenses	**721,525**	**671,129**	**693,061**	**669,884**	**685,885**	**718,505**
OpEx %	*30.7%*	*30.9%*	*32.0%*	*32.3%*	*31.2%*	*30.6%*
Operating Income	**(475,776)**	**84,631**	**(97,580)**	**44,028**	**116,664**	**167,858**
Net Income (loss)	**(532,858)**	**(6,582)**	**(181,936)**	**(13,120)**	**49,460**	**88,270**
Adjusted EBITDA	**$ 269,187**	**$ 266,254**	**$ 138,848**	**$ 118,880**	**$ 196,968**	**$ 252,663**
Adj. EBITDA %	*11.5%*	*12.3%*	*6.4%*	*5.7%*	*9.0%*	*10.8%*
Restructuring EBITDA Improvement					$ 20,000	$ 20,000
Adj. EBITDA	**$ 269,187**	**$ 266,254**	**$ 138,848**	**$ 118,880**	**$ 216,968**	**$ 272,663**

Consolidated financials, including Anagram

PCHI Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES EBITDA bridge – 2021 vs 2022 Transitory input cost headwinds from inflation are estimated at $103M Transitory Input Costs $103M Private and Confidential. 25

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES EBITDA bridge – 2022 vs 2023 Lower retail sales plan & transitory cost roll forward from ’22, negatively impacting ‘23 Actions taken/transient costs Macro/Volume headwinds Structural costs Private and Confidential. 26

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES EBITDA bridge – 2023 vs 2024 Retail sales recovery & transitory cost reductions push EBITDA higher Sustained Actions 101 Additional Structural costs NXTGEN Stores taken/transient costs 3% Positive Retail Comp & Normalization of Wholesale Revenue Private and Confidential. 27

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES EBITDA bridge – 2024 vs 2025 Retail sales growth, driven by initiatives, returns EBITDA to more normalized levels Lower Forecasted 101 Additional 4% Positive Retail Freight Rates NXTGEN Stores Structural costs Comp & Normalization of Wholesale Revenue Private and Confidential. 28

Revenue Private and Confidential. 29

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Sales growth drivers – Retail Non-Comp Contributors Comp Contributors $1,905 Non-Comp Non-Comp 4.0% Comp Contributors Contributors Comp Contributors Contributors $1,782 -3.0% 3.0% $1,763 2.1% 1.1% 0.8% $1,704 1.9% 0.6% 0.5% -3.0% 0% COMP CONTRIBUTORS Base: 3% comp down driven in part by anticipated negative macro-economic outlook NXTGEN: The addition of 21 NXTGEN stores in 2023, coupled with 101 in 2024 and an additional 101 in 2025 drives retail comp growth as 52% of the fleet will be NXTGEN by 2025 Marketplace: Growth is driven by continued expansion into new markets Private and Confidential. 30

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 2023 Retail comp plan by category 76% of sales driven by Everyday categories, ~80% of which is Balloons, Birthday, Solid Tableware & Candy YoY Var 2023 YOY Var Row Labels 2023 Sales Turn (Sales) Margin % (Margin %) Everyday $1,255 -2.6% 54.8% 0.3% 2.74 Seasonal $391 -4.0% 47.4% 0.0% 1.68 Grand Total $1,650 -3.0% 53.1% 0.3% 2.35 Includes $466 in balloon sales ($440 within Everyday and $26 within Seasonal) Private and Confidential. 31

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Sales growth drivers – Wholesale Intercompany Incremental Intercompany $1,173 Incremental Intercompany $1,119 $1,045 Incremental $858 Base Third Party - Wholesale growth continues to increase in the base business, with slower increase in 2023 due to slight inventory overhang and a volatile macro economic environment Incremental: • Canadian Tire expansion into exiting stores along with growth into new stores • Go Brightly product line is programmatic selling of branded goods to food, drug and mass stores rd • Anagram growth in new 3 party customers and channels • Divesture of Granmark in 2022 Intercompany: PC Retail – Right-sizing inventory in 2023 will require fewer purchases, and normalizes in 2024 and onwards Private and Confidential. 32

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Wholesale revenue details

3rd Party revenue grows as new strategic go-to-market approach takes hold

Channel *($ in 000s)*	2019	2021	2022	2023	2024	2025
Third Party Revenue, excl Anagram	**242,349**	**212,419**	**237,278**	**249,968**	**266,661**	**281,466**
Discontinued Ops	260,174	47,068	40,340	-	-	-
Total 3rd Party Revenue & Disc Ops, excl Anagram	**502,523**	**259,487**	**277,618**	**249,968**	**266,661**	**281,466**
Sales to PC Retail/Hcity	*635,188*	*588,119*	*778,660* ◄A►	*483,044*	*633,799*	*682,068*
Total Wholesale Revenue, excl Anagram	**$1,137,711**	**$847,605**	**$1,056,278**	**$733,012**	**$900,460**	**$963,535**
YOY % change: Total 3rd Party Revenue, excl Anagram		*-48.4%*	*7.0%*	*-10.0%*	*6.7%*	*5.6%*
YOY % change: Total Wholesale Revenue, exclu Anagram		*-25.5%*	*24.6%*	*-30.6%*	*22.8%*	*7.0%*
YOY % change: Total 3rd Party Revenue, excl Anagram & Disc Ops		*-12.4%*	*11.7%*	*5.3%*	*6.7%*	*5.6%*
YOY % change: Total Wholesale Revenue, exclu Anagram & Disc Ops		*-8.8%*	*26.9%*	*-27.8%*	*22.8%*	*7.0%*


Third Party WS Revenue & Disc Ops, excluding Anagram
($ in millions)
$300
$250
$200
$150
$100
$50
$-
$242
$212
$237
$250
$267
$281
2019
2021
2022
2023
2024
2025

- (A) Purchases by Party City are expected to be lower in 2023, as inventory is rebalanced and reduced from 2022 levels
- Food, Drug and Mass growth driven by Go Brightly product line and other curated offerings as part of the programmatic selling strategy
- Discontinued Ops includes Divesture of Grasslands Road in 2019, ACIM in 2021, Summerhouse in 2021, and Granmark in early 2023

PCHI™ Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Anagram revenue details Sales rebound as global helium supply shortage recovers A A • Purchases by Party City are expected to be lower in 2023, as inventory is rebalanced and reduced from 2022 levels rd • Growth in new 3 party business and normalization of existing business as helium pressures subside • Intercompany sales to ramp up starting in 2024 as Party City works down existing levels of inventory Private and Confidential. 34

Margin Private and Confidential. 35

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Gross Margin overview

Margins rebound as transitory costs roll off beginning in 2024

$s in '000s	*2019 Actual*			*2021 Actual*			*2022*			*2023*			*2024*			*2025*		
	Sales	Margin	*% of sales*	Sales	Margin	*% of sales*	Sales	Margin	*% of sales*	Sales	Margin	*% of sales*	Sales	Margin	*% of sales*	Sales	Margin	*% of sales*
Retail	$1,751,416	$478,502	*27.3%*	$1,769,986	$482,129	*27.2%*	$1,770,036	$510,225	*28.8%*	$1,711,181	$486,284	*28.4%*	$1,788,250	$530,829	*29.7%*	$1,911,207	$581,275	*30.4%*
Wholesale (excl. Anagram)	1,087,446	321,112	*29.5%*	766,306	163,107	*21.3%*	987,301	204,307	*20.7%*	678,115	162,097	*23.9%*	847,660	225,309	*26.6%*	905,454	247,547	*27.3%*
Anagram	152,579	40,240	*26.4%*	224,329	68,267	*30.4%*	186,151	46,029	*24.7%*	166,452	41,495	*24.9%*	197,582	54,906	*27.8%*	213,119	64,395	*30.2%*
	2,991,441	839,854	*28.1%*	2,760,621	713,503	*25.8%*	2,943,488			2,555,747			2,833,493			3,029,780		
Intercompany Profit Impact:																		
Sales to Retail Profit Elim	(642,652)	(218,914)		(589,562)	(157,875)		(778,973)	(164,383)		(483,344)	(123,062)		(634,099)	(180,892)		(682,368)	(195,613)	
Retail COGS Profit Letout/Recognition		227,216			212,428			140,644			147,097			172,397			188,759	
	$2,348,789	**$848,156**	***36.1%***	**$2,171,059**	**$768,056**	***35.4%***	**$2,164,515**	**$736,821**	***34.0%***	**$2,072,404**	**$713,910**	***34.4%***	**$2,199,393**	**$802,549**	***36.5%***	**$2,347,412**	**$886,363**	***37.8%***



Gross Margin Rate
2019 - 2025
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
2019
2021
2022
2023
2024
2025
Retail
Wholesale
Anagram
PCHI

Gross Margin Components:

- Retail – margin at stores/web; includes store occupancy, helium, web freight, etc
- Wholesale (excl. Anagram) – margin at Amscan, distribution and manufacturing units; includes supply chain costs, etc
- Anagram – margin at balloon manufacturing unit
- Intercompany Profit Impact:
  - Sales to Retail Profit Elim – deferral of profit from intercompany sales to stores (mainly Amscan)
  - Retail COGs Profit Letout – recognition of deferred profit as units are sold at retail

PCHI Private and Confidential.

36

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Freight has been our biggest margin headwind

We are forecasting a 55% decline in Rate per Cubic Foot in 2023 vs 2022

- 2023 Cost per Container assumed at $6K Ocean + $1.5K Drayage/Other
- Cash Impact in 2023 – Benefit of ~$80M vs. 2022:
  - $41M lower spend due to 45% fewer containers (consistent with purchase decline)
  - $38M benefit for lower rate
- 2022 P&L Gross Margin negative impact $56M vs. 2019 (-320 bps)
  - ~$39M erosion in 2023 vs. 2019 (-230 bps)
- Potentially rates will be more favorable with capacity continuing to ease in 2023 (every $1K rate reduction is worth ~$3M cash); peak rates were 3X-4X historical pre-pandemic levels

$ in 000s (except where noted)	2019	2021	2022	2023	2024	2025
# Containers Shipped	5,479	4,877	5,952	3,627	4,715	4,800
YOY Increase/(Decrease)		*27.3%*	*22.0%*	*-39.1%*	*30.0%*	*1.8%*
Cost per Container	$3.4	$13.3	$14.5	$7.5	$5.0	$5.0
Total Freight Cost w/ Detention (Cash)	$18,800	$64,800	$106,200	$27,200	$23,577	$24,000
Cost per Container w/ Detention Charges	$3.4	$13.3	$17.8	$7.5	$5.0	$5.0
YOY Increase/(Decrease)		*255.9%*	*34.3%*	*-58.0%*	*-33.3%*	*0.0%*
Rate per Cubic Foot	$2.00	$6.48	$8.85	$3.95	$2.63	$2.63
YOY Increase/(Decrease)		*208.6%*	*36.5%*	*-55.4%*	*-33.3%*	*0.0%*
Estimated P&L Cost of Freight	$17,600	$35,837	$73,600	$56,125	$32,800	$27,000

PCHI™ Private and Confidential.

37

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Retail Gross Margin

Margin growth driven by favorable product mix, price actions and strategic shift in promotions

$s in '000s	2019 Actual $	% Sls	2021 Actual $	% Sls	2022 Forecast $	% Sls	2023 Forecast $	% Sls	2024 Forecast $	% Sls	2025 Forecast $	% Sls
Net Sales	**$1,634,119**		**$1,757,367**		**$1,762,607**		**$1,704,496**		**$1,781,564**		**$1,904,521**	
Franchise Revenue	*9,279*		*8,532*		*7,429*		*6,686*		*6,686*		*6,686*	
POS Margin	801,527	49.0%	929,904	52.9%	928,013	52.7%	903,474	53.0%	950,573	53.4%	1,024,132	53.8%
Other Product Costs*	42,708	2.6%	156,733	8.9%	105,528	6.0%	96,053	5.6%	97,954	5.5%	103,322	5.4%
Net Margin	758,819	46.4%	773,172	44.0%	822,485	46.7%	807,420	47.4%	852,618	47.9%	920,810	48.3%
Rent/CAM/Taxes**	230,722	14.1%	216,947	12.3%	226,456	12.8%	232,779	13.7%	230,513	12.9%	242,774	12.7%
Other Occupancy Costs***	91,271	5.6%	83,757	4.8%	93,233	5.3%	95,044	5.6%	97,963	5.5%	103,446	5.4%
Gross Margin	**436,826**	**26.7%**	**472,467**	**26.9%**	**502,796**	**28.5%**	**479,597**	**28.1%**	**524,143**	**29.4%**	**574,589**	**30.2%**
Summerhouse/Canada	*32,397*		*1,130*									
Addbacks	*28,206*		*60,339*		*7,651*		*-5,799*					
Gross Margin (excl. Addbacks)	**$506,708**	**28.9%**	**$542,468**	**30.6%**	**$517,876**	**29.3%**	**$480,484**	**28.1%**	**$530,829**	**29.7%**	**$581,275**	**30.4%**
Gross Margin (as reported)	**$478,502**	**27.3%**	**$482,129**	**27.2%**	**$510,225**	**28.8%**	**$486,283**	**28.4%**	**$530,829**	**29.7%**	**$581,275**	**30.4%**

*Other Product Costs includes: rebates, helium, web/DSD freight, markdowns, and shrink
**Tenant Improvement Allowances are recognized on a cash basis in Rent/CAM/Taxes
***Other Occupancy = Utilities, Repairs/Maintenance, Depreciation, Insurance and Storage

	2019 Actual $	% Sls	2021 Actual $	% Sls	2022 Forecast $	% Sls	2023 Forecast $	% Sls	2024 Forecast $	% Sls	2025 Forecast $	% Sls
POS Discounts (in POS Margin)	*140,553*	*8.6%*	*53,382*	*3.0%*	*50,879*	*2.9%*	*51,135*	*3.0%*	*53,447*	*3.0%*	*57,136*	*3.0%*

PCHI Private and Confidential.
38

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Wholesale/Distribution Gross Margin Margins improve as transitory costs and order volumes normalize in 2024 and beyond Private and Confidential. 39

Operating Expenses Private and Confidential. 40

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Expense overview Cost optimization work drives cost reductions along with increased operating disciplines Expense Group 2019 2021 2022 2023 2024 2025 Retail Operating $440,395 $432,507 $441,329 $424,824 $428,187 $452,557 Wholesale/Manu/G&A 231,058 231,954 251,732 245,060 257,698 265,948 International Business 50,072 6,668 Total $721,525 $671,129 $693,061 $669,884 $685,885 $718,505 % of Sales 30.7% 30.9% 32.0% 32.3% 31.2% 30.6% • Overall expenses in 2023 are $22M lower than 2022 − Retail Operating expenses lower in 2023 than 2022 due to cost optimization work and structural changes related to transitioning away from Amazon marketplace − Remaining SG&A are lower in 2023 vs 2022, driven by actions taken from 2022 reduction in force, cost optimization work and lower professional fees Private and Confidential. 41

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Cost optimization work to deliver $26M - $33M in savings Savings of $19M included in 2023 operating plan • 13 Projects closed, yielding estimated annualized savings of $12.4M • 10+ Projects in-flight, expected to deliver $9M - $15.4M in annualized savings • Closed and in-flight scope includes raw materials, logistics, IT/telecom, packaging and MRO GNFR and WIP Cost Savings • Eliminated 19% of corporate headcount by eliminating a combination of open and filled roles • Reorganized key functions to drive efficiency • Savings of $5M Team Member • Current work in progress redesigning operations field structure to drive further efficiency (included in 2023 Headcount Savings plan) rd • Work scoped with 3rd party consultant for COGS negotiation with sourced and 3 party vendors • Project currently on hold due to pending restructuring • Savings estimate ranges from $11.2M and $21.6M COGS Product Savings Additional opportunity for >$10M additional savings exists Private and Confidential. 42

04 – BUSINESS OPERATIONS & UPDATES Private and Confidential. 43

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Party City overview & key strategies Customer focus and being celebration occasion obsessed drives the strategy Party City Retail Strategy Average Sales Per Store $2,400 Modernize store fleet via NXTGEN conversions 1 $2,300 $2,200 $2,100 Upgrade product assortment 2 $2,000 $1,900 Leverage Delivery as a strategic differentiator $1,800 3 $1,700 $1,600 Win with Balloons 4 $1,500 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Regain Halloween authority 5 Drive digital conversion & remove online friction 6 Private and Confidential. 44 Thousands

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 1 Modernize the fleet via NXTGEN conversions NXTGEN stores drive sales increases by inspiring customers and removing friction Focal Elements of our NXTGEN Store Format Balloons as epicenter to create theater and remove friction Inspire Customers: • Elevate in-store experience by creating category “shops” • Leverage color and theatre to draw customers into key sections • Highlight assortment quality and differentiation Remove Friction from Purchase Experience: • Improved sightlines and navigation with lower fixtures • Realignment of category adjacencies based on shopper data • Simplify balloon shopping experience • Curated assortment to have more of what the customer wants Expand Usage Occasions: • Introducing new usage occasions to meet a broader range of party needs • Improved offering of localized assortment options Private and Confidential. 45

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 1 Modernize the fleet via NXTGEN conversions NXTGEN produces mid-single digit sales comps & payback within 30 months As of 2022, NXTGEN represents 24% of fleet, with Key Performance Metrics Key Performance Metrics potential to grow to over 50% by 2025 ~$150,000 net of tenant Roll-out history: Investment improvement allowance NXTGEN Roll-out 2020 2021 2022 Count 22 73 86 Mid-single digit sales increase Current roll-out plan: Sales Lift Vs balance of chain NXTGEN Type 2023 2024 2025 New 3 10 10 Relocation 4 15 15 Remodel 14 76 76 Total 21 101 101 Inventory ~10-15% inventory reduction CapEx (millions) 2023 2024 2025 Gross $11 $44 $44 TI -$4 -$21 -$21 Net CapEx $7 $23 $23 Payback Less than 30 months average Impact (millions) 2023 2024 2025 Sales $5 $38 $54 4-wall EBITDA $0 $3 $6 Private and Confidential. 46

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

1 Modernize the fleet via NXTGEN conversions

NXTGEN proformas highlight healthy returns for new stores, relocations, and remodels

	RELO - YEAR 1	
	Current Average Store	NXT GEN - 6% Lift
Sales - Year 1	2.118	2.245
Gross Margin	0.660	0.695
Gross Margin %	31.2%	31.0%
Payroll & Benefits %	17.5%	18.0%
Store Expenses %	5.7%	5.7%
Pre-Opening Expenses	N/A	0.062
4 Wall EBITDA	0.209	0.202
4 Wall EBITDA %	9.9%	9.0%
Family EBITDA	0.471	0.481
Family EBITDA %	22.3%	21.4%
Square Footage	13,010	10,000
Rent/Sq Ft (Triple Net)	21.7	28.3
Capital Investment	N/A	0.701
less: TI Allowance	N/A	-0.533
Total Capital	N/A	0.168
Inventory	0.359	0.325
GMROI	3.04	3.33
Payback (Months)	N/A	27
5 Year IRR %	N/A	45%

	REMODEL - YEAR 1	
	Current Average Store	NXT GEN - 6% Lift
Sales - Year 1	2.118	2.245
Gross Margin	0.660	0.728
Gross Margin %	31.2%	32.4%
Payroll & Benefits %	17.5%	18.0%
Store Expenses %	5.7%	5.7%
Pre-Opening Expenses	N/A	0.002
4 Wall EBITDA	0.209	0.239
4 Wall EBITDA %	9.9%	10.7%
Family EBITDA	0.471	0.518
Family EBITDA %	22.3%	23.1%
Square Footage	13,010	13,010
Rent/Sq Ft (Triple Net)	21.7	23.5
Capital Investment	N/A	0.313
less: TI Allowance	N/A	-0.157
Total Capital	N/A	0.157
Inventory	0.359	0.325
GMROI	3.04	3.68
Payback (Months)	N/A	28
5 Year IRR %	N/A	39%

PCHI™ Private and Confidential.
47

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Upgrade our product assortment 2 Historical assortment was over-SKU’d and lacked quality & differentiation Thoughtful SKU reduction has driven sales, turn and Product quality upgrades drive sales and provide better GMROI while improving the shopping experience margin while differentiating Party City from competitors Quality upgrade example: Party Favors Category Everyday Categories 2019 2022 Change Sales/Store $1,364,757 $1,661,626 21.8% Sku Count 18,926 11,352 -40.0% Sales/Sku $72.11 $146.37 103.0% Avg Inv $352,870 $263,877 -25.2% GMROI 2.04 3.33 63.2% Item: Pull Back Car Lip Gloss Set Quality Level: Low Moderate/Trend Turn 1.83 2.97 62.4% Usage: Single-Use Multi-Use Retail: $0.50 $5.00 Annual Sales: $7k $60k Margin Rate: 18.5% 59.1% Margin $: $1.3k $36k Private and Confidential. 48

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 2 Upgrade our product assortment Combination of improving quality and reducing SKUs drives category and total store financial improvement Example: April 2021 Girls Birthday Reset Results Key Resets Statistics: • Resets & product upgrades accomplished across all major categories in 2021/2022 • SKU reduction averaging 40% • Sales improvements ranging from 2% - 15% • Each reset has improved sales, turn and GMROI 2023 Plan: • Eight category resets planned • Continued product quality upgrades across multiple categories Private and Confidential. 49

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

3 Leverage delivery as a strategic differentiator

Store-fulfilled delivery provides customers increased speed while removing friction and driving sales

Delivery sales have reached ~5% of total sales with 62% of US households covered


Delivery Sales
Thousands
2500
2000
1500
1000
500
0
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Jul '20
Aug
Sep
Oct
Nov
Dec
Jan '21
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan '22
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Store Init
Web Init
Total Delivery
% of Total Sales

- Delivery sales generated by both web and stores
- December 2022 contracts with Doordash & Uber will drive ~$2.6M in delivery fee savings and improve network coverage. Partnership to include selling balloons and party supplies on their websites

PCHI™ Private and Confidential.

50

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Win with balloons 4 Balloon sales have accelerated, driven by innovation, expanded usage occasions and new selling techniques Party City Balloon Sales $500 $450 $400 $350 $300 $250 $200 $150 $100 2016 2017 2018 2019 2020 2021 2022 Increase in 2021 balloon sales driven by increased marketing spend on balloons, start of balloon delivery and curbside pickup Industry-leading assortment breadth and depth Value ($5.30) Basic (12/$19) Innovative ($16) Premium ($40) Decoration ($66) DIY ($100) 75”’ tall 5’ tall Private and Confidential. 51 Millions

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Regain Halloween authority 5 Stabilization of retail sales, coupled with wholesale growth and scaling Halloween City format will drive predictable growth Future Halloween growth driven by three initiatives Historical and projected sales trends Business 2019 2020 2021 2022 2023 2024 2025 1. Party City Retail Annual Growth of 1-3% Retail $266.0 $177.9 $248.1 $277.0 $273.8 $282.0 $309.6 Wholesale $33.1 $39.7 $36.3 $50.5 $53.5 $56.8 $60.2 2. Wholesale Growth of 5-7% Total $299.1 $217.6 $284.4 $327.5 $327.3 $338.8 $369.8 3. Scaling of Halloween City Format Private and Confidential. 52

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Drive digital conversion & reduce online friction 6 New omni-channel capabilities and focus on delivery experience increases relevancy Strategic Focus on Growing Digital Sales Penetration from Most 2022 Sales by Channel Profitable Channels 84.8% Digital Sales by Channel (% of retail sales) Sales $350,000,000 STORES 16.2% $300,000,000 15.7% 15.3% 13.9% 6.1% 13.7% $250,000,000 Sales 15.0% BOPIS/BOPAC $200,000,000 10.9% $150,000,000 4.9% Sales $100,000,000 DELIVERY $50,000,000 $0 4.3% 2019 2020 2021 2022 2023 2024 2025 Sales BOPIS/BOPAC Delivery Ship to Home SHIP TO HOME Private and Confidential. 53

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

6 Drive digital conversion & reduce online friction

Strategic investments in Delivery & Omni Experiences will fuel long-term digital growth

Six Key Digital Priorities to Improve Conversion 80 bps and Remove Friction

Distributed Order Management

- Ability to treat multi-ship orders as single order
- Distribute orders to end fulfiller at scale

Benefit: Enables accelerated omni growth

Last-Mile Optimizations

- Integrations to diversify LM carrier pool
- Enables rate shopping for efficiencies

Benefit: $2M opex cost savings

Dynamic Search Merchandising

- Performant, scalable ability to show local level product inventory on SRP

Benefit: Improves A2B from SRP >24%

Dynamic Collection Shopping

- Shoppable content (incl. video)
- Easy to buy total party solution
- Removes inventory OOS friction

Benefit: Improves conversion 400bps within the "kit" experience

Enhanced Scheduling Capabilities

- Enables customers to view availability for marketplace services
- Improves balloon/delivery scheduling

Benefit: Foundational for marketplace

Cart & Checkout Optimizations

- Improve load speed
- Simplify delivery UX
- Reduce web service calls

Benefit: Improves conversion 30bps

PCHI™ Private and Confidential.
54

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Wholesale overview & key strategies New go-to-market solution selling strategy adds wholesale relevancy Wholesale Strategic Drivers 1. Lead the market in shopper 1 insights and category leadership 2. Create and sell category solutions 2 that drive new acquisition and share of shelf with existing customers 3. Grow existing customer base 3 Private and Confidential. 55

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 1 Lead the market in category and customer insights First of its kind insights in the party channel created and deployed to cement category leadership with key accounts Insight capabilities are driving new business acquisition Robust portfolio of insights now utilized in selling New Celebrator dashboard Quarterly Celebrations report The Party Industry has historically sold in price and not insights: • Amscan and competitors have sold via catalogs, offering items to customers and not complete solutions • The celebrations category in many channels (e.g., grocery) is among the least productive space in the store • Leveraging insights positions PCHI/Amscan to sell on category expertise and push price further down the decision criteria Channel Insights: • Partnered with Cadent and Numerator to develop first ever Secondary consumer & party data Category-specific primary research market size and structured reporting for key party categories Category/Consumer Insights: • Leverage robust primary and secondary research available in the PCHI library to inform recommendations at the category level Private and Confidential. 56

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

2 Create and sell category solutions

New insights-driven selling strategy & branded solutions uniquely position PCHI with four key brands

Historical go to market focused on item-selling



New go to market focused on category leadership through insights, brands and shelf-activation programs at the retailer

Brand	Quality Tier	SKU Offering
PARTY IMPRESSIONS	Good/Value	**Highly curated.** Seasonal & Everyday category shippers and PDQs
go brightly	Better/Basics	**Curated.** ~200 items covering essentials in a broad range of party categories
Ginger Ray	Better/Trend	**Moderate.** ~500 items covering key categories, trend-driven
amscan®	Full Range	**Dominate.** 10,000 items offering breadth and depth

PCHI™ Private and Confidential.
57

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 2 Create and sell category solutions Party Impressions and go brightly brands are driving new customer acquisition Party Impressions driving shipper/display orders go brightly brand solution has resonated with retailers • Program consists of both seasonal and everyday shippers and display units • Supplements existing category and seasonal plans Private and Confidential. 58

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 2 Create and sell category solutions Ginger Ray and Amscan branded solutions expected to drive incremental revenue Party Impressions driving shipper/display orders New Amscan product set launching 04/23 • Ginger Ray brand is currently sold in Target and online • Launching 4’ sections of the Ginger Ray brand with the Independent Party channel and key customers • Product offers a trend-forward party option • Brand pitch with • Category aligns with celebrations as a key Independent Party channels driver of physical and mental wellness January 2023 • 6,700 store commitment • Meeting with top 10 key • Assortment includes key everyday categories accounts in Q1 and balloon endcap Private and Confidential. 59

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES 3 Grow existing customer base Strategic category management expertise leveraged to drive increases with existing customers “Customer A” “Customer B” 2021 2022 2023 2021 2022 2023 $ Revenue $22M $19M $21M $ Revenue $33M $47.0M $48M Index vs. PY 118 86 110 Index vs. PY 124 142 102 Key Drivers for 2023 Key Drivers for 2023 • $17M Everyday business awards secured • H2 Party City store count expansion: $4M (6 stores) • Incremental Holiday Program $1M • Relaunch of SWAS: $1M (10% base growth) • New Year’s End Cap Program: $500K • Custom SKU development for Licensing development: $325K • Pinata Re-Engagement: ~$400K Headwinds Headwinds • DC Set-Up Pipeline fill ($4M) and Halloween ‘22 sell • Halloween Gifting Program contraction: through ($150K) Private and Confidential. 60

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES ANAGRAM Private and Confidential. 61

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Party City and Anagram organizational structure Anagram was designated as an unrestricted subsidiary, separate from Party City credit group, as part of an exchange transaction in July 2020, while remaining a wholly owned subsidiary of Party City PARTY CITY / ANAGRAM ORGANIZATIONAL STRUCTURE Party City Party City Holdings Inc. is the issuer of: Holdco Inc. 1 Anagram Unrestricted $562mm ABL Facility Subsidiary $750mm Senior Secured 1L Notes due 2026 $162mm of First Lien Party City Notes due 2025 PC Intermediate Holdings, Inc. $23mm of Senior Notes due 2023 $92mm Senior Notes due 2026 Party City Holdings Inc. Anagram Holdings, LLC Anagram entities are Anagram International not obligors Inc. Anagram Holdings LLC and Anagram for Party City Holdco's International Inc. are the issuers of: debt Restricted Group Entities $15mm ABL Facility Anagram International $119mm 1L Sr. Secured Notes due 2025 Holdings, Inc. $94mm 2L Sr. Secured Notes due 2026 1 As of 11/06/2022 Private and Confidential. 62

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

Anagram is the market leader in foil balloons

Anagram's market positioning creates a critical differentiator for PCHI retail and wholesale businesses in our core balloon category

THE GLOBAL FOIL BALLOON MARKET[1]

$700 – $800mm
U.S. & Canada Foil Sales

+

$300 – $500mm
Rest of the World Foil Sales

=

$1.0bn – $1.3bn
Total Market Foil Sales

ANAGRAM'S GLOBAL REACH (% OF MARKET SHARE)


55-60%
50-55%
35-50%
35-50%

- Management believes Anagram enjoys ~50% market share position in the global foil balloon marketplace, which is significantly more than its nearest competitor
- Key strategic alliances in targeted regions around the globe in achieving its market penetration, including a joint venture with Mexico's dominant balloon manufacturer Convertidora
- Strong, established networks for sales in the UK, EU, Australia, New Zealand, Africa, Asia and other international markets through Anagram's relationship as the primary supplier of Summerhouse, a former Party City subsidiary, for balloon needs in these markets
- Anagram has similarly benefited from a strategic supply agreement with a Chinese manufacturer for foil number balloons, a major product category for its distribution to customers globally and a platform for expanding business in China
- By maintaining a vertically integrated business model, Anagram can continue to penetrate international markets organically by delivering market-specific products, at competitive prices, that meet the evolving preferences of customers
- Foil balloons are highly differentiated from latex balloons, with broader distribution channels, more impactful merchandising opportunities, and sales at significantly higher price points

1 Market size is company estimate

PCHI Private and Confidential.

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PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Uniquely positioned in the balloon landscape Anagram’s global footprint, impressive manufacturing capabilities and established licensing relationships distinguishes them from their competitors COMPETITIVE LANDSCAPE Vertical Company Product Type Global Footprint Licensing Competitive Pricing Commentary Manufacturing ▪ Focused on innovation on Exclusive product merchandising ✓✓✓✓ Focus on Foil ▪ Broadest product offering ▪ Higher Price Point Leader in Latex, ▪ Acquired NSB ✓ X✓ X Recent Focus on Foil ▪ Foil focus to target Anagram ▪ Focused in U.S. and Canada Focus on ▪ Limited manufacturing X X X X Foil & Latex capabilities ▪ Marginally profitable Focus on Foil, Latex & ▪ Significant supplier to value ✓ X X✓ Flex Packaging channel ▪ Low quality product and service Focus on Foil & ▪ Partner with Anagram in X✓ X✓ Flex Packaging Convergram Private and Confidential. 64

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES License agreements are a key differentiator Anagram benefits from a competitive advantage as the licensee of popular characters and novelty features through licenses, which accounted for $40mm of 2021 sales KEY LICENSES Private and Confidential. 65

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Anagram – Sales by channel Sales ($) $100 $89 76 $80 $70 $69 $61 60 56 56 56 $60 $39 35 $40 26 25 26 25 22 22 19 18 17 17 17 16 $20 14 11 9 8 8 6 4 $- 2018 2019 2020 2021 Sep YTD 2022 Affiliate -Party City Domestic Distributors Value Intl Distributors Amscan International Other 33% 36% 41% % Sales to Party City: 23% 35% Private and Confidential. 66 Thousands

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES HELIUM Private and Confidential. 67

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Known global helium reserves At current and expected growth in global demand, there is enough known reserves to last nearly 300 hundred years • US known and probable helium reserves are in excess of 744 billion cubic feet* - Includes helium extraction from Natural Gas Canada: 6 Billion cuft Russia: 21 Billion cuft - Includes measured and speculative resources • Remainder of global reserves are in excess Qatar: 30.3Billion cuft of 1.13 trillion cubic feet* - Qatar, Algeria, Russia, Canada, and China have largest reserves Algeria: 24.6Billion cuft - Significant exploration activity on the African US: 744 Billion cuft continent likely to increase global reserves China: 3.3 Billion cuft * U.S Geological Survey, Mineral Commodity Summaries, January 2021 Private and Confidential. 68

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES Global demand vs global production Global production expected to peak in 2029 at ~8.1 Billion cuft 9,000.00 8,000.00 • Global demand expected to rise to 7,000.00 7 billion cuft by 2030 6,000.00 − Gazprom expected to add to global supply in 2023 and ramp up in 2024 and beyond 5,000.00 4,000.00 3,000.00 2,000.00 1,000.00 - 2023 2024 2025 2026 2027 2028 2029 2030 Proj Demand Projected Production Data provided by Intelligas Consulting December 2022 Private and Confidential. 69 Volume (mmcf)

PROVIDED SUBJECT TO FRE 408 AND ANALOGOUS STATE LAW FOR SETTLEMENT PURPOSES

PCHI is well positioned to continue to supply Party City stores

- Strong and Diverse Helium Supply Chain
  - Primary suppliers are Linde, American Gas Products, American Compressed Gas, Air Gas
  - Independent wells in North America
  - Strong regional providers that prioritize PCHI based on volume

- As one of the largest individual purchasers of helium in the US, PCHI can leverage position for more favorable conditions with providers

- Capability to purchase liquid helium to mitigate shortfalls on spot market

- Short term goal (12 months) is to control 76%+ of helium needed


% of Stores
43
26
10
4
17
Linde
AGP
ACG
Air Gas
Others


Blended Cost per CuFt
0.39
0.57
0.65
0.62
0.81
0.76
2018
2019
2020
2021
2022
2023

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